Regions®

Forward-Looking Statement

The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. Regions' management believes that these forward-looking statements are reasonable, however, you should not place undue reliance on these statements as they are based only on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (e) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve.

Key Highlights

- A leading financial service provider in the South
- Well diversified revenue stream
- Customer focused sales culture
- Constant emphasis on improved productivity and cost control
- Established credit culture
- Excellent opportunities for growth

Regions

Strong Deposit Market Share in Footprint

- ✓#1 market share in Alabama at 17.4%
- ✓#1 market share in Arkansas at 14.0%
- ✓#4 market share in Georgia at 6.2%
- ✓#4 market share in Louisiana at 7.3%


Top 3 Market Share
4th to 6th in Market Share
Deposit Presence

(1) Source: SNL DataSource 5.0. Branch data as of 6/30/01.

Regions

Community Banking Franchise



Growth of Low Costs Deposits
$ in millions
$298.6
$731.6
$569.4
3Q01
4Q01
1Q02

Based on linked quarter average balances, excluding acquisitions

Regions

Community Banking Franchise


Low Cost Deposits as % of Total Deposits
45.0%
44.0%
43.0%
42.0%
41.0%
40.0%
39.0%
38.0%
39.1%
39.8%
42.0%
44.5%
2Q01
3Q01
4Q01
1Q02

Regions

Community Banking Franchise


Decline in CDs Compared to Total Deposits
38.0%
37.0%
36.0%
35.0%
34.0%
33.0%
32.0%
31.0%
30.0%
37.3%
36.4%
33.1%
31.9%
2Q01
3Q01
4Q01
1Q02

Regions

Community Banking Franchise



Wholesale Loans as % of Total Loans
26.0%
25.5%
25.0%
24.5%
24.0%
23.5%
23.0%
22.5%
22.0%
25.8%
24.3%
23.5%
22.4%
2Q01
3Q01
4Q01
1Q02

Regions

Community Banking Franchise



Community Bank Loans as % of Total Loans
78.0%
77.5%
77.0%
76.5%
76.0%
75.5%
75.0%
74.5%
74.0%
74.2%
75.7%
76.5%
77.6%
2Q01
3Q01
4Q01
1Q02

Regions

Regions' Diversified Revenue Stream

Over 28% of Revenue Stream from Other Financial Services

First Quarter 2002



Brokerage and Investment Banking 17%
Retail and Commercial Banking 72%
Asset Management 2%
Mortgage Banking 7%
Insurance 2%

Regions

Regions' Diversified Revenue Stream

Over 28% of Revenue Stream from Other Financial Services

First Quarter 2002


Brokerage and Investment Banking 17%
Retail and Commercial Banking 72%
Asset Management 2%
Mortgage Banking 7%
Insurance 2%

- ✓Combined $53 billion of customer assets
- ✓Excellent growth prospects

Regions

Regions/Morgan Keegan Footprint


Boston
New York
Covington
Louisville
Lexington
Richmond
Bowling Green
Durham
Raleigh
Rogers
Jackson
Nashville
Knoxville
Chattanooga
Charlotte
Alpharetta
Memphis
Huntsville
Wilmington
Decatur
Athens
Little Rock
Birmingham
Augusta
Tuscaloosa
Atlanta
LaGrange
Dallas
Shreveport
Montgomery
Jackson
Mobile
Columbus
Baton Rouge
Gainesville
Austin
Houston
Pensacola
Orlando
Fairhope
Mandeville
Lafayette
New Orleans
Sarasota
Palm Beach
Ft. Lauderdale

- ★ Morgan Keegan Offices
- ☆ Rebsamen Offices
- ■ Markets with Current Banking Offices

Morgan Keegan Business Units


First Quarter 2002
Private Client Group
38%
Investment Advisory
10%
Equity Capital Markets
9%
Fixed Income Capital Markets
43%

Regions/Morgan Keegan Combined Trust Function

- Morgan Keegan assumed management of Regions Trust Function in early 2002
  - Results in additional expertise and resources to benefit customers

- Combined $14 billion in assets under management

- Combined $53 billion in customer assets

Morgan Keegan's Role

Provide leadership in developing a sales culture within Regions Financial Corporation.

Establish Morgan Keegan as Regions' exclusive distribution channel for investment products / services.

- Emphasis on gathering assets
- Pursue investment banking opportunities with existing Regions clients
- Financial Sales Associates (FSA) Program
- Trust & Investment Management
- New MK locations

Regions

Regions' Diversified Revenue Stream

Over 28% of Revenue Stream from Other Financial Services

First Quarter 2002



Brokerage and Investment Banking 17%
Asset Management 2%
Mortgage Banking 7%
Insurance 2%
Retail and Commercial Banking 72%

- ✓Insurance revenues of $11.8 million in 1st quarter 2002
- ✓Rebsamen ranks among 50 largest insurance brokers in the country
- ✓Rebsamen's products, primarily commercial property and casualty, but also include life, group, personal lines, aviation, claims and third party administration
- ✓Second quarter acquisition of ICT Group, based in New Iberia, Louisiana
- ✓Excellent prospects within customer base for growth

Regions

More Diversified Revenue Stream


Morgan Keegan
Rebsamen
Regions
A Diversified Financial Services Company


Non-interest income as % of revenues
50%
40%
30%
20%
10%
0%
29%
29%
42%
1st Qtr 2001
Peer Group*
1st Qtr 2002

*SSB Mid-Cap Index

Active Integration of Sales Culture

- **Bridging the gaps**
  - Bringing together services/products from all lines of business
  - Increased training and coaching
  - Increased accountability
- **Developed new commercial sales process**
  - Complements Chart-the-Course on retail side
  - Focus attention on relationship profitability
- **Strong commitment to sales in 2002**

Regions

Ongoing Focus on Productivity and Expense Control

Major area of focus in 2002

Non-interest expense

	4Q01 As Reported	1Q02 As Reported	Impact of FAS 142	1Q02 As Adjusted	Change
Salaries and benefits	$238,152	$237,362		$237,362	$ (790)
Net occupancy and furniture and equipment	47,429	44,648		44,648	(2,781)
Other	133,097	120,350	$13,809	134,159	1,062
	$418,678	$402,360		$416,169	$(2,509)

Regions

Strengthened Loan Loss Allowance

- Increased allowance $48.0 million from 1Q01
- NPA portfolio granular, diversified, well secured, 30% single family residential
- Largest 25 non-accrual loans range from $13.4 million to $1.5 million with one over $10 million
- 26 bps. charge offs for 1Q02 compares favorably to the industry

Regions

Strengthened Loan Loss Allowance



Allowance for loan losses
Loan losses*
$ in millions
$381.6
$384.3
$386.5
$419.2
$429.6
.30%
.34%
.36%
.64%
.26%
1Q01
2Q01
3Q01
4Q01
1Q02

** Loan losses as a percent of average loans, annualized*

Regions

Increased Focus on Optimizing Profitability of Franchise

- **Desensitized interest rate risk**

	3/31/02
+200	2.5%
+100	1.5
- 100	(1.3)
- 200	(3.2)

- **Implementing new performance measurement system based on risk-adjusted returns on capital**
  - Management tool for allocating capital within the company
  - Consistent framework for comparing returns from business units, products or customers
  - Optimizing returns on capital creates shareholder value

Regions

Opportunities for Earnings Growth

- **Margin is up 16 bps. over 1st Quarter 2001 level**
- **1st Quarter 2002 loan loss provision exceeded net charge offs by $10 million**
- **Growth in balance sheet from increased sales efforts and improving economy**
- **Opportunities for growth in investment products/services**

Regions

Outstanding Dividend Record

31 Consecutive Years Of Increased Dividends



1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
(In Dollars)
Recently named to *Bloomberg Personal Finance* magazine Top 25 list for dividend performance
'71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02*
Years

** Indicated*

Regions

Listing on the New York Stock Exchange

- Trading on the NYSE will begin May 3, 2002
- Regions stock will trade under the symbol "RF"
- LaBranche & Co. has been selected as Regions' specialist firm

Regions

Key Highlights

- A leading financial service provider in the South
- Client focused sales culture and product set
- Good cost control
- Strong credit culture
- Experienced management team
- Excellent opportunities for growth

Regions®